PROPERTY AND EQUIPMENT, NET - Schedule of Property and Equipment (Details) - USD ($)	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Furniture, fixtures and equipment		$ 564,334	$ 331,467
Software		120,111	120,111
Biological assets		13,000
Land			800,000
Buildings			508,104
Total		697,445	1,759,682
Less: Accumulated depreciation		(242,223)	(252,355)
Total, Net	$ 666,306	$ 455,222	$ 1,507,327